 Exhibit 99.1

For Immediate Release
Contact: Mary Sadlier                                Albert R. Rietheimer
Corporate Communiations                              Chief Financial Officer
(401) 456-5015 Ext. 1619                             (401) 456-5015 Ext. 1640

                      Bancorp Rhode Island, Inc. Announces
                     Second Quarter Earnings of $1.8 million

PROVIDENCE -- (July 15, 2003) -- Bancorp Rhode Island, Inc. (NASDAQ:  BARI), the
parent company of Bank Rhode Island,  announced that its earnings for the second quarter of 2003 were $1.8 million, an 8 percent decrease from the second quarter of last year.  Total assets remained at $1.0 billion for the second  consecutive quarter.

The Company's diluted earnings per share (EPS) were $0.43 for the second quarter of 2003, down 10 percent from $0.48 in the second quarter in 2002.

Total  deposits  were  $782.9  million at June 30,  2003,  an  increase of $21.0 million or 3 percent compared to December 31, 2002. Core deposits  (checking and savings) were $572.7 million at the end of the second quarter, up 6 percent from
$540.0 million at the end of 2002.

The Bank's total  commercial  loans  outstanding  reached $314.0 million,  up 12 percent from $281.0 million as of December 31, 2002.  Consumer loans outstanding rose $11.3 million to $103.2  million at the end of the second  quarter of 2003.
This marks a 12 percent increase over the $91.9 million reported on December 31,
2002.

"Our commercial  loan growth remains  strong," said President and CEO Merrill W.
Sherman.  "We also  are  extremely  pleased  that the  expansion  of the  bank's customer base and product lines is resulting in greater fee income."

For the second quarter of 2003, service charges on deposit accounts reached $1.0 million,  an  increase  of 14 percent  compared  to the second  quarter of 2002.
Commissions  on nondeposit  investment  products  grew 34 percent,  to $232,000, compared to the second quarter of 2002.

During the second quarter, the Bank completed a major data processing conversion to the  Fiserv CBS  banking  system and also  secured a third  contract  for its
CampusMateTM  product.  The  University  of Rhode Island,  the state's  flagship institution  for higher  education,  signed an agreement to  participate  in the
CampusMateTM  program, Bank Rhode Island's unique,  patent-pending  product that
streamlines   financial   management   for   students,   parents,   and  college
administrators.

Sherman commented, "As planned, we are incurring significant expenses to improve our  facilities and systems and to grow our business.  However,  the current low rate environment has adversely affected our net interest margin and consequently our income.  We remain focused on the long-term growth and  profitability of the
Bank."

The  Company's  Board of Directors  approved a dividend of $0.14 per share.  The dividend will be paid on August 26 to shareholders of record on August 5.

Bancorp Rhode Island,  Inc.  will host a conference  call at 10:00 a.m.  Eastern
Time tomorrow  (Wednesday,  July 16) to discuss its second quarter  earnings for
2003. The conference call can be accessed by dialing toll free (888) 632-5950.

Bancorp  Rhode  Island,  Inc.  is the parent  company of Bank  Rhode  Island,  a full-service,  FDIC-insured,  state-chartered  financial institution.  The Bank, headquartered  in  Providence,  has 13 branches  located in Providence  and Kent counties.

This  release may  contain  "forward-looking  statements"  within the meaning of section  21E  of  the  Securities  Exchange  Act  of  1934,  as  amended.  These forward-looking  statements  represent the  company's  present  expectations  or beliefs  concerning future events. The company cautions that such statements are necessarily  based on  certain  assumptions  which  are  subject  to  risks  and uncertainties,  including,  but not  limited  to,  changes in  general  economic conditions and changing  competition  which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's  filings with the  Securities  and Exchange
Commission.

                                ###

                                                                      June 30,          December 31,
                                                                         2003              2002
                                                                     --------------    --------------
                                                                     (Dollars in thousands, except per share data)

     Total Assets                                                  $     1,048,373   $     1,012,877
     Total Loans                                                           747,524           670,658
     Nonperforming Loans                                                     4,745               736
     Allowance for Loan Losses                                              10,831            10,096
     Allowance to Nonperforming Loans                                      228.26%          1371.74%
     Allowance to Total Loans                                                1.45%             1.51%
     Total Deposits                                                        782,937           761,911
     Total Shareholders' Equity                                             69,334            66,427

     Book Value Per Share                                                  $ 18.24           $ 17.59
     Tangible Book Value Per Share                                         $ 15.41           $ 14.73

                                                                           Quarter Ended                    Six Months Ended
                                                                             June 30,                           June 30,
                                                                  -------------------------------    -------------------------------
                                                                      2003             2002              2003             2002
                                                                  -------------    --------------    --------------   --------------
                                                                            (Dollars in thousands, except per share data)

     Interest Income                                            $       12,925   $        13,539   $        25,791  $        26,636
     Interest Expense                                                    4,931             5,522             9,983           11,002
                                                                  -------------    --------------    --------------   --------------
       Net Interest Income                                               7,994             8,017            15,808           15,634
     Provision for Loan Losses                                             400               450               800              850
     Noninterest Income                                                  2,394             1,518             4,310            3,084
     Noninterest Expense                                                 7,345             6,246            14,218           12,103
                                                                  -------------    --------------    --------------   --------------
       Income Before Taxes                                               2,643             2,839             5,100            5,765
     Income Taxes                                                          881               930             1,666            1,962
                                                                  -------------    --------------    --------------   --------------
       Net Income                                               $        1,762   $         1,909   $         3,434  $         3,803
                                                                  =============    ==============    ==============   ==============

     Data Per Common Share:
     ----------------------

       Earnings Per Common Share - Basic                        $         0.47   $          0.51   $          0.91  $          1.01

       Earnings Per Common Share - Diluted                      $         0.43   $          0.48   $          0.85  $          0.95

       Average Common Shares Outstanding - Basic                     3,787,881         3,751,054         3,783,444        3,749,113

       Average Common Shares Outstanding - Diluted                   4,053,902         4,012,159         4,036,645        3,995,352

     Selected Operating Ratios:
     --------------------------

       Net Interest Margin                                               3.29%             3.66%             3.31%            3.64%

       Return on Assets                                                  0.68%             0.83%             0.68%            0.85%

       Return on Equity                                                 10.36%            12.67%            10.27%           12.71%

       Efficiency Ratio                                                 70.71%            65.51%            70.67%           64.66%

                           BANCORP RHODE ISLAND, INC.
                           Consolidated Balance Sheets

                                                                                     June 30,          December 31,
                                                                                       2003                2002
                                                                                  ----------------    ----------------
                                                                                         (Dollars in thousands)
ASSETS:
Cash and due from banks                                                           $      28,668       $      25,336
Overnight investments                                                                    12,202              17,623
Investment securities available for sale (amortized cost of $81,207 and
     $99,803 at June 30, 2003 and December 31, 2002, respectively)                       83,811             101,329
Mortgage-backed securities available for sale (amortized cost of $130,081
     and $154,225 at June 30, 2003 and December 31, 2002, respectively)                 131,319             156,114
Stock in Federal Home Loan Bank of Boston                                                 8,934               7,683
Loans receivable:
     Residential mortgage loans                                                         330,301             297,763
     Commercial loans                                                                   314,017             280,967
     Consumer and other loans                                                           103,206              91,928
                                                                                  ----------------    ----------------
         Total loans                                                                    747,524             670,658
     Less allowance for loan losses                                                     (10,831)            (10,096)
                                                                                  ----------------    ----------------
         Net loans                                                                      736,693             660,562
Premises and equipment, net                                                              11,991               9,702
Other real estate owned                                                                      --                  58
Goodwill, net                                                                            10,766              10,766
Accrued interest receivable                                                               5,686               6,183
Investment in bank-owned life insurance                                                  15,176              14,768
Prepaid expenses and other assets                                                         3,127               2,753
                                                                                  ----------------    ----------------
         Total assets                                                               $ 1,048,373         $ 1,012,877
                                                                                  ================    ================

LIABILITIES:
Deposits:
     Demand deposit accounts                                                       $    146,290        $    137,920
     NOW accounts                                                                       116,628             100,476
     Money market accounts                                                               10,546              10,660
     Savings accounts                                                                   299,247             290,981
     Certificate of deposit accounts                                                    210,226             221,874
                                                                                  ----------------    ----------------
         Total deposits                                                                 782,937             761,911
Overnight and short-term borrowings                                                      13,606              27,364
Federal Home Loan Bank of Boston borrowings                                             162,693             143,941
Company-obligated mandatorily redeemable capital securities                              13,000               8,000
Other liabilities                                                                         6,803               5,234
                                                                                  ----------------    ----------------
         Total liabilities                                                              979,039             946,450
                                                                                  ----------------    ----------------

SHAREHOLDERS' EQUITY:
Preferred stock, par value $0.01 per share, authorized 1,000,000 shares:
     Issued and outstanding:  none                                                           --                  --
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
     Voting: Issued and outstanding 3,800,850 shares in 2003 and
             3,777,450 in 2002                                                               38                  38
Additional paid-in capital                                                               40,385              40,134
Retained earnings                                                                        26,375              24,002
Accumulated other comprehensive income (loss), net                                        2,536               2,253
                                                                                  ----------------    ----------------
         Total shareholders' equity                                                      69,334              66,427
                                                                                  ----------------    ----------------
         Total liabilities and shareholders' equity                                 $ 1,048,373         $ 1,012,877
                                                                                  ================    ================

                                                      BANCORP RHODE ISLAND, INC.
                                                 Consolidated Statements of Operations

                                                               Three Months Ended                     Six Months Ended
                                                                    June 30,                              June 30,
                                                        ----------------------------------    ---------------------------------
                                                             2003               2002               2003              2002
                                                        ---------------    ---------------    ---------------    --------------
                                                                    (Dollars in thousands, except per share data)
Interest and dividend income:
     Residential mortgage loans                           $    4,323         $    4,845         $    8,497         $    9,772
     Commercial loans                                          4,830              4,443              9,513              8,731
     Consumer and other loans                                  1,336                959              2,625              1,898
     Mortgage-backed securities                                1,332              2,348              2,812              4,448
     Investment securities                                       992                821              2,131              1,529
     Overnight investments                                        45                 43                 84                116
     Federal Home Loan Bank of Boston stock dividends             67                 80                129                142
                                                        ---------------    ---------------    ---------------    --------------
       Total interest and dividend income                     12,925             13,539             25,791             26,636
                                                        ---------------    ---------------    ---------------    --------------
Interest expense:
     NOW accounts                                                344                 86                670                128
     Money market accounts                                        24                 31                 52                 66
     Savings accounts                                          1,066              1,282              2,214              2,499
     Certificate of deposit accounts                           1,520              2,101              3,120              4,390
     Overnight and short-term borrowings                          38                 53                 89                112
     Federal Home Loan Bank of Boston borrowings               1,799              1,888              3,561              3,650
     Company-obligated mandatorily redeemable capital
        securities                                               140                 81                277                157

                                                          ---------------    ---------------     --------------    --------------
       Total interest expense                                  4,931              5,522              9,983             11,002
                                                          ---------------    ---------------    ---------------    --------------
       Net interest income                                     7,994              8,017             15,808             15,634
Provision for loan losses                                        400                450                800                850
                                                            ---------------    ---------------    ---------------    --------------
Net interest income after provision for loan losses loan loss  7,594              7,567             15,008             14,784
                                                            ---------------    ---------------    ---------------    --------------
Noninterest income:
     Service charges on deposit accounts                       1,043                912              1,995              1,767
     Commissions on nondeposit investment products               232                173                406                422
     Income from bank-owned life insurance                       205                142                408                237
     Loan related fees                                           339                 82                443                173
     Commissions on loans originated for others                   94                 58                203                152
     Gain on sale of mortgage-backed securities                   34                 --                138                 23
     Gain on sale of investment securities                       245                 --                299                 --
     Other income                                                202                151                418                310
                                                          ---------------    ---------------    ---------------    --------------
       Total noninterest income                                2,394              1,518              4,310              3,084
                                                          ---------------    ---------------    ---------------    --------------
Noninterest expense:
     Salaries and employee benefits                            3,746              3,207              7,044              6,254
     Occupancy                                                   587                496              1,190                963
     Equipment                                                   377                246                713                495
     Data processing                                             801                485              1,646                925
     Marketing                                                   298                385                595                681
     Professional services                                       385                416                662                798
     Loan servicing                                              210                236                438                459
     Other real estate owned expense                             (14)                16                  1                  7
     Other expenses                                              955                759              1,929              1,521
                                                            ---------------    ---------------    ---------------    --------------
       Total noninterest expense                               7,345              6,246             14,218             12,103
                                                            ---------------    ---------------    ---------------    --------------
       Income before income taxes                              2,643              2,839              5,100              5,765
Income tax expense                                               881                930              1,666              1,962
                                                             ---------------    ---------------    ---------------    --------------
       Net income                                         $    1,762         $    1,909         $    3,434         $    3,803
                                                            ===============    ===============    ===============    ==============

Per share data:
     Basic earnings per common share                       $    0.47          $    0.51          $    0.91          $    1.01
     Diluted earnings per common share                     $    0.43          $    0.48          $    0.85          $    0.95

     Average common shares outstanding - basic             3,787,881          3,751,054          3,783,444          3,749,113
     Average common shares outstanding - diluted           4,054,555          4,012,159          4,036,645          3,995,352